UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 10, 2014

Ormat Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Incorporation)

001-32347 (Commission File Number)	No. 88-0326081 (I.R.S. Employer Identification No.)

6225 Neil Road, Reno, Nevada (Address of Principal Executive Offices)	89511-1136 (Zip Code)

(775) 356-9029
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement	3

Item 3.02	Unregistered Sales of Equity Securities	6

Item 8.01	Other Events	6

Item 9.01	Financial Statements and Exhibits	6

Signatures		7

Exhibit Index		8

Ex-2	Share Exchange Agreement and Plan of Merger dated as of November 10, 2014 by and among Ormat Technologies, Inc., Ormat Industries Ltd. and Ormat Systems Ltd.

Ex-10.1	Voting Agreement dated as of November 10, 2014 by and between Ormat Technologies, Inc. and Ormat Industries Ltd.

Ex-10.2	Voting and Undertaking Agreement dated as of November 10, 2014 by and between Ormat Technologies, Inc. and FIMI ENRG, Limited Partnership and FIMI ENRG, L.P.

Ex-10.3	Voting and Undertaking Agreement dated as of November 10, 2014 by and between Ormat Technologies, Inc. and Bronicki Investments Ltd.

Ex-10.4	Voting Neutralization Agreement dated as of November 10, 2014 among Ormat Technologies, Inc. and FIMI ENRG, Limited Partnership and FIMI ENRG, L.P.

Ex-10.5	Voting Neutralization Agreement dated as of November 10, 2014 between Ormat Technologies, Inc. and Bronicki Investments Ltd.

Ex-99	Press release of Ormat Technologies, Inc. dated November 10, 2014

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01     Entry into a Material Definitive Agreement

Share Exchange Agreement and Plan of Merger

On November 10, 2014, Ormat Technologies, Inc. (the “Company”) entered into a Share Exchange Agreement and Plan of Merger (the “Share Exchange Agreement”) with Ormat Industries Ltd., an Israeli corporation which currently owns approximately 59.75% of the Company’s outstanding common stock (“Parent”), and Ormat Systems Ltd., an Israeli corporation that is wholly-owned by the Company (“Ormat Systems”).

Pursuant to the Share Exchange Agreement, among other things, the Company will acquire Parent, through a share exchange in which the Company will issue new shares of its common stock to Parent shareholders in exchange for all of the outstanding ordinary shares of Parent. The exchange ratio for the share exchange is 0.2592 shares of the Company’s common stock for each ordinary share of Parent. Based on that exchange ratio and the number of outstanding shares of common stock of the Company and ordinary shares of Parent, following the share exchange, the Company’s common stock will be owned approximately 38% by stockholders of the Company immediately prior to the effective time of the share exchange and 62% by Parent shareholders immediately prior to the effective time of the share exchange.

The Share Exchange Agreement contains customary covenants, representations and warranties of the parties, including, among others, a covenant by each of the Company, Parent and Ormat Systems to conduct their respective businesses in the ordinary course during the interim period between the execution of the Share Exchange Agreement and the consummation of the share exchange and not to engage in certain kinds of activities during such period.

The consummation of the share exchange is subject to a number of conditions. These include among others (i) the receipt of approval from the District Court of Tel Aviv – Jaffa of the scheme of arrangement under Israeli law represented by the share exchange; (ii) the approval by the stockholders of the Company of the issuance of the shares of common stock of the Company to the shareholders of Parent in connection with the share exchange, which approval has been obtained; (iii) the approval of the Share Exchange Agreement by the shareholders and, if necessary, creditors of Parent; (iv) the maintenance in full force and effect of a ruling that has been obtained from the Israel Tax Authority confirming the Israeli income tax treatment of the transactions contemplated by the Share Exchange Agreement (the “Israeli Tax Ruling”); (v) the authorization for listing on the New York Stock Exchange of the common stock of the Company to be issued in connection with the share exchange, subject to notice of official issuance; (v) the absence of a material adverse effect on the Company or Parent; and (vi) the Parent Shareholder Voting Agreements and the Voting Neutralization Agreements referred to below continuing in full force and effect. Assuming satisfaction or waiver (if permissible by applicable law) of the conditions under the Share Exchange Agreement, the share exchange is expected to close during the first quarter of 2015.

Voting Agreements

In connection with the Share Exchange Agreement, on November 10, 2014, the Company entered into a voting agreement (the “Parent Voting Agreement”) with Parent. Under that agreement, Parent, subject to the terms and conditions thereof, agrees to vote in favor of the issuance of the shares of common stock of the Company in connection with the share exchange and to vote against any action that would preclude fulfillment of the conditions precedent to the consummation of the share exchange under the Share Exchange Agreement. On November 10, 2014, Parent signed a written consent voting its shares of common stock of the Company in accordance with the Parent Voting Agreement. Accordingly, the share exchange has been authorized by the Company's stockholder vote required under the Share Exchange Agreement, and no vote of other stockholders of the Company will be required or solicited.

Also on November 10, 2014 and in connection with the Share Exchange Agreement, the Company entered into voting agreements (the “Parent Shareholder Voting Agreements”) with FIMI ENRG, Limited Partnership and FIMI ENRG, L.P. (together “FIMI”), which currently owns approximately 24.22% of the outstanding ordinary shares of Parent, and Bronicki Investments Ltd. (“Bronicki”), which currently owns approximately 14.21% of the outstanding ordinary shares of Parent. Under the Parent Shareholder Voting Agreements, the Parent shareholders that are parties to these agreements agree, among other things, to vote in favor of the Share Exchange Agreement and the transactions contemplated thereby. The Parent shareholders also agree to comply in all respects with the Israeli Tax Ruling applicable to the Parent shareholders. In that connection, the Parent shareholders have agreed to deposit, before the effective time of the share exchange, the ordinary shares of Parent each of them hold with an Israeli escrow agent satisfactory to the Israel Tax Authority or the Company, on the terms set forth in an escrow agreement in the form attached to the Parent Shareholder Voting Agreements.

Also on November 10, 2014 and in connection with the Share Exchange Agreement, the Company entered into a voting neutralization agreement with FIMI (the “FIMI Voting Neutralization Agreement”) and a voting neutralization agreement with Bronicki (the “Bronicki Voting Neutralization Agreement” and, together with the FIMI Voting Neutralization Agreement, the “Voting Neutralization Agreements”).  Under the Voting Neutralization Agreements, FIMI and Bronicki (the “Restricted Shareholders”) agree, among other things, to certain restrictions on their shares of Company common stock. Among other things, the Voting Neutralization Agreements would:

●     Require the Restricted Shareholders to vote all voting securities owned by the FIMI and Bronicki and their respective affiliates in excess of 16% and 9%, respectively, of the combined voting power of the Company’s shares in proportion to votes cast by the other holders of the Company’s voting securities at any time any action is to be taken by the Company’s stockholders.

●     Prohibit the acquisition of Company voting securities by FIMI and Bronicki and their respective affiliates if after giving effect to any such acquisition FIMI and Bronicki and their respective affiliates would beneficially own voting securities representing in the aggregate more than 20% and 12%, respectively, of the combined voting power of the Company’s shares.

●     Prohibit, prior to January 1, 2017, the sale of more than 10% of all Company voting securities owned in the aggregate by the Restricted Shareholders.

●     Allow, following January 1, 2017, the sale of Company voting securities owned by the Restricted Shareholders only if the Restricted Shareholders are not acting in concert to sell or, if they are, only with 20 days’ prior written notice to the Company, subject to certain exceptions for public sales and mergers and acquisitions transactions.

The Voting Neutralization Agreements also provide that, at and subject to the closing of the share exchange, upon request of the Restricted Shareholders, the Company will enter into a registration rights agreement in the form attached as an exhibit to the Voting Neutralization Agreements (the “Restricted Shareholder Registration Rights Agreements”). If and when executed, the Restricted Shareholder Registration Rights Agreements will provide, among other things, that the Restricted Shareholders may, subject to certain limitations, require the Company to prepare and file with the Securities and Exchange Commission a registration statement to register a public offering of the common stock of the Company held by the Restricted Shareholders, on customary terms and conditions set forth in the agreements.

The foregoing summary is not a complete description of all of the parties’ rights and obligations under the Share Exchange Agreement, the Parent Voting Agreement, the Parent Shareholder Voting Agreements or the Voting Neutralization Agreements and is qualified in its entirety by reference to the Share Exchange Agreement, the Parent Voting Agreement, the Parent Shareholder Voting Agreements and the Voting Neutralization Agreements, copies of which are filed as Exhibit 2, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, hereto and are incorporated herein by reference.

Cautionary Note

The filing of the Share Exchange Agreement is not intended to provide any other factual information about the Company, Parent, Ormat Systems or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Share Exchange Agreement were made only for purposes of that agreement and as of the specific dates set forth therein. They were solely for the benefit of the parties to the Share Exchange Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allotting contractual risk between the parties to the Share Exchange Agreement instead of establishing these matters as facts. The Share Exchange Agreement is also subject to standards of materiality deemed relevant to the contracting parties that may differ from those matters which may be deemed material to investors. Investors are not third party beneficiaries under the Share Exchange Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Ormat Systems or any of their respective subsidiaries or affiliates. In addition, the respective compliance dates for any such representations, warranties and covenants vary, and thus any individual term or condition may not be relevant at any particular time. Moreover, information concerning the subject matter of the representation and warranties may change after the date of the Share Exchange Agreement. For various reasons, that subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02     Unregistered Sales of Equity Securities

The information disclosed under Item 1.01 is incorporated into this Item 3.02 in its entirety.

If the share exchange becomes effective under the terms and conditions set forth in the Share Exchange Agreement, the Company anticipates that it will issue approximately 30,200,000 shares of its common stock in exchange for all the outstanding ordinary shares of Parent. That exchange will not be registered in reliance upon an exemption from registration under Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”). As noted under Item 1.01, the Share Exchange Agreement and the share exchange will be effected through an Israeli law court-approved scheme of arrangement. Among other things, this will require the approval by the District Court of Tel Aviv-Jaffa, including a public hearing on the fairness of the terms and conditions of the issuance and exchange at which all persons to whom the securities will be issued have the right to appear.

Item 8.01     Other Events.

On November 10, 2014, the Company issued a press release announcing the execution of the Share Exchange Agreement. A copy of the press release is furnished as Exhibit 99 to this report on Form 8-K and is incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

2	Share Exchange Agreement and Plan of Merger dated as of November 10, 2014 by and among Ormat Technologies, Inc., Ormat Industries Ltd. and Ormat Systems Ltd.

10.1	Voting Agreement dated as of November 10, 2014 by and between Ormat Technologies, Inc. and Ormat Industries Ltd.

10.2	Voting and Undertaking Agreement dated as of November 10, 2014 by and among Ormat Technologies, Inc., FIMI ENRG, Limited Partnership and FIMI ENRG, L.P.

10.3	Voting and Undertaking Agreement dated as of November 10, 2014 by and between Ormat Technologies, Inc. and Bronicki Investments Ltd.

10.4	Voting Neutralization Agreement dated as of November 10, 2014 among Ormat Technologies, Inc., FIMI ENRG, Limited Partnership and FIMI ENRG, L.P.

10.5	Voting Neutralization Agreement dated as of November 10, 2014 between Ormat Technologies, Inc. and Bronicki Investments Ltd.

99	Press release of Ormat Technologies, Inc. dated November 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

By:	/s/ ISAAC ANGEL
	Name:	Isaac Angel
	Title:	Chief Executive Officer

Date: November 17, 2014

EXHIBIT INDEX

Exhibit Number	Description

2	Share Exchange Agreement and Plan of Merger dated as of November 10, 2014 by and among Ormat Technologies, Inc., Ormat Industries Ltd. and Ormat Systems Ltd.

10.1	Voting Agreement dated as of November 10, 2014 by and between Ormat Technologies, Inc. and Ormat Industries Ltd.

10.2	Voting and Undertaking Agreement dated as of November 10, 2014 by and among Ormat Technologies, Inc., FIMI ENRG, Limited Partnership and FIMI ENRG, L.P.

10.3	Voting and Undertaking Agreement dated as of November 10, 2014 by and between Ormat Technologies, Inc. and Bronicki Investments Ltd.

10.4	Voting Neutralization Agreement dated as of November 10, 2014 among Ormat Technologies, Inc., FIMI ENRG, Limited Partnership and FIMI ENRG, L.P.

10.5	Voting Neutralization Agreement dated as of November 10, 2014 between Ormat Technologies, Inc. and Bronicki Investments Ltd.

99	Press release of Ormat Technologies, Inc. dated November 10, 2014